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                                                                  Exhibit 10.36



                              U.S. INDUSTRIES, INC.
                                MASTER AGREEMENT

                                                                  CONFORMED COPY

                               WAIVER AND CONSENT
                          DATED AS OF DECEMBER 21, 2001

                  This WAIVER AND CONSENT dated as of December 21, 2001, under the Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of August 15, 2001 between U.S. Industries, Inc. ("USI"), USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp., Rexair Holdings, Inc., Rexair, Inc. and the other subsidiaries of USI party thereto as Loan Parties, Wilmington Trust Company and David A. Vanaskey, as Collateral Trustees, Bank of America, N.A., as agent and the various bank and other lender parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "MASTER AGREEMENT"). Capitalized terms used without definition in this Waiver and Consent shall have the meanings provided in the Master Agreement.


                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Loan Parties have requested that the Banks provide certain waivers of compliance with the terms of the Master Agreement;

                  WHEREAS, the Banks are willing to grant the requests of the Loan Parties as hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. WAIVERS. Subject to the occurrence of the Effective Date, the Banks agree as follows:

                  (a) UNFUNDED COMMITMENT REDUCTION. To the extent that on December 31, 2001 the cumulative Permanent Reductions of Senior Debt Exposure paid by the Loan Parties pursuant to Section 3.04 of the Master Agreement is less than the required Cumulative Amortization Amount for such date (the amount of any such shortfall being the "SHORTFALL AMOUNT"), then a payment in the amount of the Shortfall Amount shall automatically be made on such date by a permanent reduction of Unfunded Commitments under the USI Credit Agreement and the Rexair Credit Agreement. Such Unfunded Commitment reduction shall be pro rata between the USI Credit Agreement and the Rexair Credit Agreement until there is an aggregate Unfunded Commitment reduction under the Rexair Credit Agreement of $3,000,000, and

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thereafter the balance of such reductions shall be under the USI Credit
Agreement. In connection with such permanent reduction of Unfunded Commitments, the relevant borrowers shall be deemed to have simultaneously borrowed an amount equal in the aggregate to the Shortfall Amount, prepaid such amount and voluntarily made Unfunded Commitment reductions in such amount, all on December 31, 2001, and no interest or breakage payments shall be payable with respect to any such borrowing.

                  (b) WAIVER. The Banks hereby agree to waive (to the extent necessary) compliance by the Loan Parties with the requirements of the "Use of Bank Facility Proceeds" provisions under Sections 3.01(a), 4.03 and 6.01(o) of the Master Agreement solely in order to permit the permanent reduction of Unfunded Commitments described in Section 1(a) hereof.

                  (c) LIQUIDITY. For the period commencing January 1, 2002 and ending on February 28, 2002, the Loan Parties shall be permitted to deduct and retain (and use for the purposes described in Section 3.01(a) of the Master Agreement) (in addition to the Retained Amount) from the proceeds of Asset Dispositions and Extraordinary Receipts an aggregate amount equal to the Shortfall Amount prior to the application of the Net Cash Proceeds thereof pursuant to Sections 3.04(a) and 3.05(a) of the Master Agreement, and the Banks shall be deemed to have released Collateral subject to such Asset Dispositions and Extraordinary Receipts in an amount equal to the retained Shortfall Amount from the Shared Collateral Lien or Non-Shared Collateral Lien, as the case may be, immediately prior to any such Asset Dispositions and Extraordinary Receipts. In this connection, the Debt Coordinator is hereby authorized to instruct the Collateral Trustees to release such Collateral, PROVIDED that (i) for purposes of the proviso in Section 3.04(a) of the Master Agreement, such retained Shortfall Amount shall be deemed to have been received and applied to the Permanent Reduction of Senior Debt Exposure from Asset Dispositions, and (ii) for purposes of computing the share of Net Cash Proceeds of Asset Dispositions and Extraordinary Receipts attributable to all Senior Debt Exposure, it shall be assumed that an amount equal to the Shortfall Amount was received from such Net Cash Proceeds on December 31, 2001.

                  (d) AMES TRUE TEMPER, INC. In connection with the sale of Ames True Temper, Inc., a Subsidiary of USI, the Banks agree to grant the waivers described in Schedule I.

                  (e) ANNUAL FINANCIAL STATEMENTS. The Banks agree to waive the requirements of Section 6.03(b) of the Master Agreement solely with respect to the Fiscal Year ended on September 30, 2001, PROVIDED that all financial statements, certificates, opinions and schedules required to be delivered pursuant thereto shall have been delivered to the Debt Coordinator and the Banks no later than January 14, 2002.

                  (f) CHINO, CALIFORNIA LEASEHOLD PROPERTY. The Banks agree to waive any Default arising from the existence of its leasehold interest in certain real property located in Chino, California or the failure of Jacuzzi, Inc. or any other Loan Party to disclose such interest on Schedule 5.01(s) to the Master Agreement (including, without limitation, any Default under Sections 6.02(h) or 6.02(m) of the Master Agreement). In connection therewith, USI agrees to use its reasonable best efforts to obtain the consent of the landlord to a mortgage of such lease and, upon obtaining such consent, to promptly thereafter execute and deliver such mortgage to the Collateral Trustees.


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                  SECTION 2. CONDITIONS TO EFFECTIVENESS. The provisions of this
Waiver and Consent shall become effective as of the date first above written
(the "EFFECTIVE DATE") when, and only when, the Debt Coordinator shall have received confirmation of each of the following, each in form and substance satisfactory to the Debt Coordinator:

                  (i) EXECUTION OF COUNTERPARTS. The Debt Coordinator shall have received counterparts of this Waiver and Consent duly executed by each of the Loan Parties and the Majority Banks.

                  (ii) PAYMENT OF FEES AND EXPENSES. The Debt Coordinator shall have determined that all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced through the day immediately prior to the Effective Date, including all fees of the Collateral Trustees and the Debt Coordinator, and their respective counsel, including local real estate counsel, and of the Financial Advisor, shall have been paid in full by the Loan Parties.

                  (iii) NO DEFAULT. No Default shall have occurred or be continuing, other than a Default that shall be cured by the effectiveness of the respective section hereof.

                  SECTION 3. WAIVER FEE. USI agrees to pay to the Debt Coordinator on December 31, 2001, for the account of each Bank that returns an executed counterpart of this Waiver and Consent to the Debt Coordinator by December 21, 2001, a waiver fee in an amount equal to the greater of (i) .01% of the Total Principal Exposure of such Bank and (ii) $2,000; PROVIDED, HOWEVER, that if any payment of the Shortfall Amount is made on such date pursuant to
Section 1(a), the amount of such fee then payable to such Bank shall be increased to a total amount of .05% of the Total Principal Exposure of such Bank.

                  SECTION 4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES AND CERTAIN ACKNOWLEDGEMENTS AND AGREEMENTS. Each of the Loan Parties hereby represents and warrants, on and as of the Effective Date, that the representations and warranties contained in the Master Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Waiver and Consent, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date or are waived hereby. In addition, each of the Loan Parties hereby acknowledges and restates, on and as of the Effective Date, each of its statements and agreements in Sections 8.02(d) and 8.03 of the Master Agreement.

                  SECTION 5. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS. (a) On and after the effectiveness of this Waiver and Consent, each reference in the Master Agreement to "hereunder", "hereof" or words of like import referring to the Master Agreement, and each reference in the other Transaction Documents to the "Master Agreement", "thereunder", "thereof" or words of like import referring to the Master Agreement, shall mean and be a reference to the Master Agreement as modified by this Waiver and Consent.

                  (b) The Master Agreement and each of the other Transaction Documents, as specifically modified by this Waiver and Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
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                  (c) The execution, delivery and effectiveness of this Waiver and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Debt Coordinator under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

                  SECTION 6. TERMINATION. Each of the waivers and consents set forth in Section 1 hereof shall terminate and be of no further force and effect as of the earliest of (i) the date of the failure of any condition or the failure of any Loan Party to perform or observe any other agreement set forth herein, and (ii) January 15, 2002, if, and only if, the Debt Coordinator shall not be satisfied that USI shall have taken or shall have caused its Subsidiaries to take all steps necessary to perfect in all material respects its security interests in and Liens on the assets and properties described in Schedule II hereto.

                  SECTION 7. EXECUTION IN COUNTERPARTS. This Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Consent.

                  SECTION 8. GOVERNING LAW. This Waiver and Consent shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Master Agreement, as if this were a part of the Master Agreement.

                  SECTION 9. ENTIRE AGREEMENT; MODIFICATION. This Waiver and Consent constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                  SECTION 10. WAIVER PROVISIONS. This Waiver and Consent is subject to the provisions of Section 10.01 of the Master Agreement.



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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         Signatures
                                         ----------

                     BANK OF AMERICA, N.A., as Debt Coordinator, and as a USI Bank and Rexair Bank:


                     By: /s/ Henry Yu
                        -----------------------------------------------
                        Title: Managing Director


                     ABN AMRO BANK N.V., as USI Bank


                     By: /s/ Neil J. Bivona     /s/ STEVEN C. WIMPENNY
                        --------------------------------------------------------
                     Title: Group Vice President    Group Senior Vice President


                     BANCA NAZIONALE DEL LAVORO SPA, as USI Bank


                     By:
                        --------------------------------------------------------
                           Name:
                           Title:


                     BANKERS TRUST COMPANY, as USI Bank


                     By: /s/ Diane F. Rolfe
                        --------------------------------------------------------
                        Title: Vice President


                     BANK OF NEW YORK, as USI Bank and Rexair Bank


                     By: /s/ David C. Judge
                        --------------------------------------------------------
                        Title:  Senior Vice President
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                                         Signatures
                                         ----------

                   THE BANK OF NOVA SCOTIA, as USI Bank and Rexair Bank


                   By: /s/ Brian S. Allen
                      ----------------------------------------------------------
                      Title: Managing Director


                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as USI Bank


                   By:
                      ----------------------------------------------------------
                         Name:
                         Title:


                   BANK ONE, N.A. (MAIN OFFICE CHICAGO), as USI
                   Bank and Rexair Bank

                   By:
                      ----------------------------------------------------------
                         Name:
                         Title:


                   BNP PARIBAS, as USI Bank


                   By:
                      ----------------------------------------------------------
                         Name:
                         Title:


                   JP MORGAN CHASE BANK, as USI Bank


                   By: /s/ Stephanie Parker
                      ----------------------------------------------------------
                      Title:  Vice President


                   CITIBANK, N.A., as USI Bank


                   By: /s/ Nancy Shanik
                      ----------------------------------------------------------
                      Title: Managing Director
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                                         Signatures
                                         ----------

                      COMERICA BANK, as Rexair Bank


                      By: /s/ Hope Mcinerney
                         -------------------------------------------------------
                         Title: Vice President


                      CREDIT LYONNAIS NEW YORK BRANCH, as USI Bank


                      By: /s/ Sandra E. Horwitz
                         -------------------------------------------------------
                         Title: SVP


                      CREDIT SUISSE FIRST BOSTON, as Rexair Bank


                      By: /s/ Paul J. Corona              /s/ Ian Nalitt
                         -------------------------------------------------------
                         Title: Vice President           Associate


                      THE DAI-ICHI KANGYO BANK, LIMITED., as USI Bank


                      By: /s/ Matthew G. Murphy
                         -------------------------------------------------------
                         Title: Vice President


                      DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as Rexair Bank


                      By: /s/ Wolfgang Bollmann
                         -------------------------------------------------------
                         Title: Senior Vice President


                      By: /s/ Nancy J. O'connor
                         -------------------------------------------------------
                         Title: Vice President
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                                         Signatures
                                         ----------


                      DEUTSCHE BANK, as USI Bank and as Rexair Bank


                      By: /s/ Diane Rolfe
                         -------------------------------------------------------
                         Title: Vice President


                      By: /s/ David J. Bell
                         -------------------------------------------------------
                         Title: Director


                      FARALLON, JACUZZI, L.L.C., as USI Bank


                      By: /s/ Meridee Moore
                         -------------------------------------------------------
                         Title: Managing Member


                      FIRSTAR BANK, N.A., as USI Bank


                      By: /s/ James P. Cecil
                         -------------------------------------------------------
                         Title: AVP


                      FLEET NATIONAL BANK, as USI Bank


                      By: /s/ Brian P. Valenti
                         -------------------------------------------------------
                         Title: Vice President


                      THE FUJI BANK LTD., as Rexair Bank


                      By:
                         -------------------------------------------------------
                            Name:
                            Title:


                      GENERAL ELECTRIC CAPITAL CORPORATION., as USI Bank


                      By: /s/ W. Jerome Mcdermott
                         -------------------------------------------------------
                         Title: Duly Authorized Signatory
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                                         Signatures
                                         ----------

                      GOLDMAN SACHS CREDIT PARTNERS, L.P., as USI Bank


                      By: /s/ Kevin Olrich
                         -------------------------------------------------------
                         Title: Authorized Signatory


                      HSBC BANK USA, as USI Bank and Independent L/C Issuer


                      By:
                         -------------------------------------------------------
                            Name:
                            Title:


                      INDUSTRIAL BANK OF JAPAN, LIMITED, as USI Bank


                      By: /s/ Mabuchi Akihiko
                         -------------------------------------------------------
                         Title: Senior Vice President


                      MELLON BANK, N.A., as USI Bank and Rexair Bank


                      By:
                         -------------------------------------------------------
                            Name:
                            Title:


                      NATIONAL WESTMINSTER BANK PLC, as USI Bank


                      By: /s/  Neil Wright
                         -------------------------------------------------------
                         Title: Manager


                      PNC BANK, NATIONAL ASSOCIATION, as USI Bank


                      By: /s/ James R. Degenova
                         -------------------------------------------------------
                         Title: Vice President

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                                         Signatures
                                         ----------

                      ROYAL BANK OF CANADA, as USI Bank


                      By:
                         -------------------------------------------------------
                            Name:
                            Title:


                      ROYAL BANK OF SCOTLAND PLC, as USI Bank


                      By: /s/ Neil Wright
                         -------------------------------------------------------
                         Title: Manager


                      SOCIETE GENERALE, as USI Bank


                      By: /s/ Daniel Kelly
                         -------------------------------------------------------
                         Title: Director


                      STANDARD FEDERAL BANK, as Rexair Bank


                      By: /s/ David Bartlett
                         -------------------------------------------------------
                         Title: First Vice President


                      STB DELAWARE FUNDING TRUST I, as USI Bank


                      By: /s/ Donald C. Hargadon
                         -------------------------------------------------------
                         Title: Vice President


                      SUMITOMO MITSUI BANKING CORPORATION, as USI Bank


                      By: /s/ Edward D. Henderson, Jr.
                         -------------------------------------------------------
                         Title: Senior Vice President

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                                         Signatures
                                         ----------

                      TORONTO-DOMINION (NEW YORK), INC., as USI Bank


                      By:
                         -------------------------------------------------------
                            Name:
                            Title:






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ACKNOWLEDGED AND AGREED:

AMES TRUE TEMPER PROPERTIES, INC.
AMES TRUE TEMPER, INC.
ARCHITECTURAL AREA LIGHTING, INC.
ARROW CONSOLIDATED CORPORATION
ASTERIA COMPANY
BATHCRAFT INC.
BAYLIS BROTHERS, INC.
BRUCKNER MANUFACTURING CORP.
CARLSBAD CORP.
COLUMBIA LIGHTING, INC.
COLUMBIA LIGHTING-LCA, INC.
COLUMBIA LIGHTING MFG., CO.
COLUMBIA LIGHTING PROPERTIES, INC.
COLUMBIA MATERIALS, LLC
COMPAX CORP.
DUAL-LITE INC.
DUAL-LITE MANUFACTURING, INC.
ELJER INDUSTRIES, INC.
ELJER PLUMBINGWARE, INC.
ENVIRONMENTAL ENERGY COMPANY
EZ HOLDINGS, INC.
GARY CONCRETE PRODUCTS, INC.
GATSBY SPAS, INC.
HL CAPITAL CORP.
IXL MANUFACTURING COMPANY, INC.
JACUZZI INC.
JACUZZI WHIRLPOOL BATH, INC.
JUSI HOLDINGS, INC.
KIM LIGHTING INC.
KLI, INC.
LCA GROUP INC.
LCA (NS) INC.
LIGHTING CORPORATION OF AMERICA, INC.
LOKELANI DEVELOPMENT CORPORATION
LUXOR INDUSTRIES, INC.
MAILI KAI LAND DEVELOPMENT CORPORATION
MOBILITE INC.
NEPCO OF AUSTRALIA, INC.
NEPCO OF CANADA, INC.
NEPCO OF FORD HEIGHTS, INC.
NEPCO OF FULTON, INC.
NEPCO OF PAKISTAN, INC.
NISSEN UNIVERSAL HOLDINGS INC.
OUTDOOR PRODUCTS LLC
PH PROPERTY DEVELOPMENT COMPANY
PRESCOLITE LITE CONTROLS, INC.
PRESCOLITE, INC.
PROGRESS LIGHTING INC.
PROGRESSIVE LIGHTING, INC. (NC)
PROGRESSIVE LIGHTING, INC. (SC)
PROGRESS LIGHTING PROPERTIES, INC.
REDMONT, INC.
REXAIR, INC.

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REXAIR HOLDINGS, INC.
SANITARY-DASH MANUFACTURING CO., INC.
SELKIRK CANADA U.S.A., INC.
SELKIRK EUROPE U.S.A., INC.
SELKIRK, INC.
SPAULDING LIGHTING, INC.
STRATEGIC CAPITAL MANAGEMENT, INC.
STREAMWOOD CORPORATION
SUNDANCE SPAS, INC.
TA LIQUIDATION CORP.
TRIMFOOT CO.
TT LIQUIDATION CORP.
UGE LIQUIDATION INC.
UNITED STATES BRASS CORP.
U.S. INDUSTRIES, INC.
USI AMERICAN HOLDINGS, INC.
USI ATLANTIC CORP.
USI CAPITAL, INC.
USI FUNDING, INC.
USI GLOBAL CORP.
USI PROPERTIES, INC.
USI REALTY CORP.
ZURCO, INC.
ZURNACQ OF CALIFORNIA, INC.
ZURN (CAYMAN ISLANDS), INC.
ZURN CONSTRUCTORS, INC.
ZURN DEVCO, INC.
ZURN EPC SERVICES, INC.
ZURN GOLF HOLDING CORPORATION
ZURN INDUSTRIES, INC.


By:  /s/ Steven C. Barre
   -----------------------------------------------------
   Title: Vice President